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                                                                    EXHIBIT 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Paulita M. LaPlante, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Annual Report of Optical Sensors Incorporated on Form 10-KSB/A for the annual period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB/A fairly presents in all material respects the financial condition and results of operations of Optical Sensors Incorporated.


June 26, 2003


                                        By: /s/ Paulita M. LaPlante
                                            ------------------------------------
                                        Name:  Paulita M. LaPlante
                                        Title: Chief Executive Officer

I, Wesley G. Peterson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Annual Report of Optical Sensors Incorporated on Form 10-KSB/A for the annual period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB/A fairly presents in all material respects the financial condition and results of operations of Optical Sensors Incorporated.


June 26, 2003


                                        By: /s/ Wesley G. Peterson
                                            ------------------------------------
                                        Name:  Wesley G. Peterson
                                        Title: Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Optical Sensors Incorporated and will be retained by Optical Sensors Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.